SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act OF 1934

Date of Report: March 1, 2004

(Date of earliest event reported)

CHEROKEE INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6835 Valjean Avenue

Van Nuys, California 91406

(Address of Principal Executive Offices, including Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

Item 5.

Cherokee Inc. announced today that Target Corporation (NYSE: TGT) has exercised their option to extend their agreement for the Cherokee brand through January 2006.

ITEM 7. Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 1, 2004

ITEM 9. Registration FD Disclosure.

On March 1, 2004, Cherokee Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

Date: March 1, 2004	By:	/s/ Russell J. Riopelle
	Name:	Russell J. Riopelle
	Title:	Chief Financial Officer